                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 18, 2003
        ----------------------------------------------------------------


                        Generex Biotechnology Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    000-25169                  82-049021
----------------------------       ---------------         --------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
         ---------------------------------------------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

This is an update to the description of the registrant's pending legal proceeding with Sands Brothers & Co. Ltd. that is set forth in the registrant's Report on Form 10-K for the year ended July 31, 2002

On October 29, 2002, the Appellate Division issued a decision and order unanimously modifying the lower court's order by remanding the issue of damages to a new panel of arbitrators and otherwise affirming the lower court's order. The Appellate Division's decision and order limits the issue of damages before the new panel of arbitrators to reliance damages which is not to include an award of lost profits.

On March 18, 2003, the Appellate Division of the Supreme Court of New York denied a motion by Sands for re-argument of the October 29, 2002 decision, or, in the alternative, for leave to appeal to the Court of Appeals.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GENEREX BIOTECHNOLOGY CORPORATION



Dated: March 19, 2003                 By: /s/ Rose C. Perri
                                          -----------------------------
                                          Rose C. Perri
                                          Chief Operating Officer
                                          (principal financial officer)